                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 17, 2005
                                                          --------------
                              EMPIRE RESORTS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                          001-12522              13-3714474
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission            (IRS Employer
 of incorporation)                    File Number)           Identification No.)

c/o Monticello Raceway, Route 17B, Monticello, NY                12701
--------------------------------------------------------------------------------
      (Address of principal executive offices)                 (zip code)

Registrant's telephone number, including area code: (845) 794-4100
                                                    --------------

                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     / / Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     / / Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     / /  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     / /  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  OTHER EVENTS.
            ------------

          The Company has received  clarifications  concerning  the views of the
Bureau of Indian  Affairs of the United  States  Department of the Interior (the
"BIA")  concerning  the status of the  Agreement of  Settlement  and  Compromise entered into by the Cayuga  Nation of New York (the "Cayuga  Nation") to resolve certain claims against the State of New York (the "Settlement Agreement"). These
clarifications  indicate the view of the BIA that Mr. Clint C. Halftown's status as  the  federal  representative  of the  Cayuga  Nation  does  not  affect  the
Settlement Agreement.

          As disclosed in the Company's  previous  filings,  some  confusion has resulted  from certain  actions  taken by Mr.  Halftown,  a member of the Cayuga
Nation and  certain  actions  taken by other  members  of the  Cayuga  Nation in response  thereto.  Mr.  Halftown was a member of the Cayuga Nation Council that unanimously  approved the  Settlement  Agreement with the State of New York. Mr.
Halftown was also a signatory to such  agreement  when  executed on November 19,
2005.  Subsequently,  however,  Mr. Halftown  reconsidered  the intention of the
State of New York to include in the settlements  certain Native American parties to the claims that have not maintained a continuous  domicile in New York State.
Further, he has expressed the view that the agreement is no longer valid because he is the "authorized representative" of the Cayuga Nation and has renounced his support  of it. He has sent  notifications  of his  views in this  regard to the
Governor of the State of New York and the National Indian Gaming Commission.  He
has also  purported to discharge  the law firms working for the Cayuga Nation on the claims and certain other matters.

          In response to these matters, various actions have been taken by other members of the Cayuga Nation and by the Cayuga Nation Council intended to remove
Mr.  Halftown from the Cayuga  Nation  Council and to terminate the authority he had  previously  been given to act as a  representative  of the Cayuga Nation in connection  with the federal  government  and its  agencies.  These efforts have included  requesting the BIA to acknowledge  that Mr.  Halftown's  status as the federal representative of the Cayuga Nation has been terminated.

          On March 15, 2005, Franklin Keel, the Director of the Eastern Regional
Office of the BIA, sent separate but similar  letters to two of the law firms Mr.
Halftown  has  tried to  discharge.  In these  letters,  the  Regional  Director indicated  that the BIA had  engaged in a limited  examination  of the  internal decision making process of the Cayuga Nation regarding Mr.  Halftown's status as a legal  representative  of the Cayuga Nation to the BIA.  Based on such limited examination,  the Regional Director found that there was a lack of agreement and evidence  as to how  Cayuga  Nation  law and  custom  apply  in this  particular circumstance and therefore found  insufficient  evidence for him to ascertain if
Mr.  Halftown's  removal was  consistent  with Cayuga  Nation law  governing the removal of a Cayuga Nation representative. As a result, he found the evidence he had received to be  "insufficient  to change the Bureau's  recognition  of Clint
Halftown as having the  authority to represent the Cayuga Nation in its dealings with the  Federal  government".  The  Regional  Director  also noted that it was policy of the BIA to refrain  from  engaging in actions  which would  constitute unnecessary  interference in the internal governmental affairs of Indian nations and  expressed the hope that the  differences  within the Cayuga Nation could be worked out through peaceful internal means.

          The letters sent by the  Regional  Director did not discuss the effect of the BIA continuing to recognize Mr. Halftown as the authorized representative of the Cayuga Nation in dealings  with the federal  government or the nature and extent of Mr. Halftown's authority as such a representative. Nor did the letters address Mr.  Halftown's  ability to represent  the Cayuga Nation in dealing with its agreements with the State of New York or the Company.  However, on March 17,
2005, the Regional Director issued a further  clarification to each of these law firms. Noting that there might be some confusion,  he indicated that: "The scope
of  the  Bureau's   recognition   of  Mr.   Halftown  as  the  Cayuga   Nation's
representative  does not extend to the Nation's dealings with any state or local government,  other  sovereign  entities,  corporations  and other  entities,  or individuals."  The  letter  indicates  that the BIA did not intend to affect the
Cayuga Nation's land claim settlement with the State of New York,  stating that:
"The Bureau's  recognition of Mr.  Halftown  should not be interpreted to affect the Cayuga Nation's settlement with the State of New York."

          In a related  matter,  a lawsuit  between members of the Cayuga Nation concerning Mr. Halftown's status as tribal  representative has been dismissed on the grounds  that the  appropriate  agency to deal with this matter in the first instance is the BIA and that the  plaintiffs  have yet to pursue the matter with the BIA to  completion.  The Company has been advised that members of the Cayuga
Nation and their  attorneys and other advisors are  continuing  their efforts to clarify these matters with the BIA.

                                   SIGNATURES

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             EMPIRE RESORTS, INC.

Dated: March 18, 2005                        By: /s/ Scott A. Kaniewski
                                                --------------------------------
                                                Name:  Scott A. Kaniewski
                                                Title: Chief Financial Officer